UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934


Date of Report (Date of earliest event reported)  March 20, 1998
(March 16, 1998)


                  ENTERTAINMENT PROPERTIES TRUST
      (Exact name of Registrant as specified in its charter)


     Maryland                                     43-179877
(State or other          (Commission File      (I.R.S. Employer
jurisdiction of               Number)         Identification No.)
Incorporation)


     One Kansas City Place
1200 Main Street, Suite 3250, Kansas City, Missouri    64105
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (816) 472-1700



_________________________________________________________________
  (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     Entertainment Properties Trust (the "Company") issued a press release on March 16, 1998, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference, announcing the first quarter dividend for 1998.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. The following Exhibits are filed with this report:

Exhibit No.              Description

     99        Press Release, issued March 16, 1998.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              ENTERTAINMENT PROPERTIES TRUST

                              By:  /s/ R. Scott Christian
                                   R. Scott Christian, Treasurer


Date:     March 20, 1998